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                                                                    Exhibit 99.2



                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, William A. Robbie, Executive Vice President, Chief Financial Officer and Treasurer of Platinum Underwriters Holdings, Ltd., hereby certify to the best of my knowledge and belief that this Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Annual Report on Form 10-K fairly represents, in all material respects, the financial condition and results of operations of Platinum Underwriters Holdings, Ltd.


Date:  March 26, 2003



/s/ William A. Robbie
---------------------
William A. Robbie
Executive Vice President,
Chief Financial Officer and Treasurer